UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2011
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5751 Copley Drive, Suite B San Diego, CA 92111	92111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 966-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 28, 2011 (Australian Eastern Standard Time), REVA Medical, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the fiscal year ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1. The preliminary results are currently under audit by the Company’s auditors, Ernst & Young LLP, with final audited results to be released in the Company’s Form 10-K to be filed with the Securities and Exchange Commission on or before March 31, 2011.
On February 28, 2011 (Australian Eastern Standard Time), the Company also lodged its Preliminary Final Report on Appendix 4E for the year ended December 31, 2010 with the Australian Securities Exchange (“ASX”), a copy of which is attached hereto as Exhibit 99.2. The Preliminary Final Report is prepared in U.S. dollars and otherwise in compliance with the requirements of Australian law and the ASX listing rules.
Item 7.01 Regulation FD Disclosure
See Item 2.02 above
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 28, 2011.

99.2	Preliminary Final Report on Appendix 4E for the year ended December 31, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.
Date: February 28, 2011	/s/ Katrina Thompson
Katrina Thompson
Chief Financial Officer (principal financial and accounting officer)

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated February 28, 2011.

99.2	Preliminary Final Report on Appendix 4E for the year ended December 31, 2010.